SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – April 2, 2002
(Date of earliest event reported)

ALKERMES, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania (State of incorporation)	0-19267 (Commission file number)	23-2472830 (IRS employer identification number)

64 Sidney Street, Cambridge, Massachusetts 02139
(Address of principal executive offices, zip code)

Area Code (617) 494-0171
(Telephone number)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Presentations for Alkermes Analyst and Investor Day, dated April 2, 2002.

Item 9. Regulation FD Disclosure.

         On April 2, 2002, Alkermes, Inc., a Pennsylvania corporation (“Alkermes”), is holding an Analyst and Investor Day at which the management of Alkermes and certain members of the management of Reliant Pharmaceuticals, LLC (“Reliant”) will make presentations to securities analysts and investors of Alkermes. A copy of the presentations to be delivered by Alkermes management and certain members of the management of Reliant during the Analyst and Investor Day is attached hereto as Exhibit 99.1. Alkermes furnishes the information in this Current Report on Form 8-K pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934, as amended.

         Alkermes and Reliant, with other entities, are parties to an Agreement and Plan of Merger dated March 20, 2002 (the “Merger Agreement”). Alkermes filed the Merger Agreement with the Securities and Exchange Commission on March 26, 2002 as an exhibit to a Current Report on Form 8-K.

SIGNATURES

         Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 2, 2002	Alkermes, Inc.

By: /s/ James M. Frates James M. Frates Vice President, Chief Financial Officer, and Treasurer

ALKERMES, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentations for Alkermes Analyst and Investor Day, dated April 2, 2002.